UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2011
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On September 6, 2011, The Williams Companies, Inc. (“Williams”) issued a press release announcing its intention to increase its annual dividend on its common stock by 25 percent, to $1.00 per share. Williams indicated that the increase is effective with Williams’ quarterly dividend of $0.25 per share to be paid in December 2011. Williams outlined a new dividend policy that supports continued 10 to 15 percent annual dividend growth.
In such press release, Williams also provided 2011-13 earnings and capital expenditure guidance that reflects the planned separation of its exploration and production business.
The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Press Release, dated September 6, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: September 6, 2011
	By:	/s/ Sarah C. Miller Sarah C. Miller Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Press Release, dated September 6, 2011

4